IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Natural Resources (the “Portfolio”)

Supplement to the Portfolio’s Statutory Prospectus
dated April 29, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Portfolio will change its benchmark index from the S&P North American Natural Resources Sector Index to the S&P Global Natural Resources Index.

Upon the Effective Date, the following replaces the sixth paragraph in the Portfolio’s statutory prospectus section entitled “Portfolio summaries – Delaware Ivy VIP Natural Resources – What are the Portfolio’s principal investment strategies?”:

The Portfolio seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Portfolio’s assets in the U.S., the Portfolio may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the Portfolio’s total assets or two times the Portfolio’s benchmark index (currently the S&P Global Natural Resources Index) weight, whichever is greater. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Upon the Effective Date, the following replaces the fifth paragraph in the Portfolio’s statutory prospectus section entitled “How we manage the Portfolios – Our principal investment strategies – Delaware Ivy VIP Natural Resources”:

The Portfolio seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Portfolio’s assets in the US, the Portfolio may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the Portfolio’s total assets or two times the Portfolio’s benchmark index (currently the S&P Global Natural Resources Index) weight, whichever is greater. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.